Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
March 31, 2011

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of March 31, 2011	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	14
Unconsolidated Joint Venture Information	15
Debt Outstanding Summary	18
Future Scheduled Principal Payments	19
Senior Unsecured Notes Financial Covenants	19

Investor Information	20

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Geographic Diversification

As of March 31, 2011

State	# of Centers	GLA	% of GLA

South Carolina	5	1,565,678	17%
New York	1	729,475	8%
Georgia	2	664,380	7%
Pennsylvania	2	628,124	7%
Texas	2	619,729	7%
Delaware	1	568,900	6%
Alabama	1	557,288	6%
North Carolina	3	505,273	5%
Michigan	2	436,752	5%
Tennessee	1	419,038	4%
Missouri	1	302,922	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,212	3%
Illinois	1	250,439	3%
New Hampshire	1	245,698	2%
Florida	1	198,950	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	32	9,367,534	100%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Property Summary - Occupancy at End of Each Period Shown
Wholly-owned properties

Location	Total GLA 3/31/11	% Occupied 3/31/11	% Occupied 12/31/10	% Occupied 9/30/10	% Occupied 6/30/10	% Occupied 3/31/10
Riverhead, NY	729,475	98%	100%	100%	99%	99%
Rehoboth, DE	568,900	99%	99%	99%	98%	99%
Foley, AL	557,288	98%	99%	97%	97%	92%
San Marcos, TX	441,929	95%	100%	100%	97%	97%
Myrtle Beach Hwy 501, SC	426,417	92%	94%	93%	92%	88%
Sevierville, TN	419,038	100%	100%	99%	99%	99%
Myrtle Beach Hwy 17, SC	403,161	96%	100%	99%	100%	99%
Washington, PA	372,972	99%	99%	99%	95%	94%
Commerce II, GA	370,512	99%	100%	100%	97%	96%
Charleston, SC	352,315	92%	100%	99%	97%	92%
Howell, MI	324,632	99%	98%	99%	95%	94%
Mebane, NC	318,910	99%	100%	N/A	N/A	N/A
Branson, MO	302,922	98%	100%	100%	100%	97%
Park City, UT	298,379	100%	100%	98%	99%	100%
Locust Grove, GA	293,868	99%	99%	100%	99%	97%
Westbrook, CT	291,051	92%	99%	99%	95%	97%
Gonzales, LA	282,403	95%	100%	100%	99%	98%
Williamsburg, IA	277,230	96%	93%	92%	89%	91%
Lincoln City, OR	270,212	99%	100%	99%	99%	98%
Lancaster, PA	255,152	98%	95%	100%	98%	97%
Tuscola, IL	250,439	86%	85%	85%	83%	82%
Tilton, NH	245,698	99%	100%	100%	100%	100%
Hilton Head II, SC	206,586	98%	98%	98%	100%	100%
Fort Myers, FL	198,950	90%	93%	88%	88%	90%
Terrell, TX	177,800	94%	96%	96%	94%	93%
Hilton Head I, SC (3)	177,199	82%	N/A	N/A	N/A	N/A
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,120	98%	98%	98%	98%	98%
Blowing Rock, NC	104,185	100%	100%	100%	100%	100%
Nags Head, NC	82,178	95%	97%	100%	100%	94%
Kittery I, ME	59,694	89%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Commerce I, GA (4)	N/A	N/A	N/A	N/A	46%	44%
Total	9,367,534	97% (1)	98%	98%	97% (2)	95%

Unconsolidated joint ventures
Deer Park, NY (5)	683,033	85%	86%	86%	84%	81%
Wisconsin Dells, WI	265,061	98%	99%	99%	99%	97%

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

(1)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened March 31, 2011 and has not yet stabilized.

(2)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

(3)	Center opened on March 31, 2011.

(4)	Center sold in July 2010.

(5)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Portfolio Occupancy at the End of Each Period (1)

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened during the first quarter of 2011 and has not yet stabilized.

(3)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Major Tenants (1)

Ten Largest Tenants As of March 31, 2011
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	73	770,916	8.2%
Phillips-Van Heusen	115	593,503	6.3%
Dress Barn, Inc.	55	332,570	3.6%
Nike	30	331,017	3.5%
Adidas	35	294,725	3.1%
VF Outlet, Inc.	28	287,055	3.1%
Ann Taylor	37	260,438	2.8%
Polo Ralph Lauren	26	249,507	2.7%
Carter's	52	246,616	2.6%
Hanesbrands Direct, LLC	39	214,713	2.3%
Total of All Listed Above	490	3,581,060	38.2%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Lease Expirations as of March 31, 2011

(1)    Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Leasing Activity (1)

	3/31/2011	6/30/2011	9/30/2011	12/31/2011	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	96				96	59
Gross leasable area	336,269				336,269	210,068
New initial base rent per square foot	$25.90				$25.90	$22.68
Prior expiring base rent per square foot	$19.27				$19.27	$19.70
Percent increase	34.4%				34.4%	15.1%

New straight line base rent per square foot	$28.26				$28.26	$24.45
Prior straight line base rent per square foot	$18.85				$18.85	$19.33
Percent increase	49.9%				49.9%	26.5%

Renewed Space:
Number of leases	180				180	150
Gross leasable area	932,095				932,095	646,422
New initial base rent per square foot	$20.15				$20.15	$19.80
Prior expiring base rent per square foot	$18.44				$18.44	$18.86
Percent increase	9.3%				9.3%	4.9%

New straight line base rent per square foot	$20.73				$20.73	$20.37
Prior straight line base rent per square foot	$17.88				$17.88	$18.72
Percent increase	16.0%				16.0%	8.8%

Total Re-tenanted and Renewed Space:
Number of leases	276				276	209
Gross leasable area	1,268,364				1,268,364	856,490
New initial base rent per square foot	$21.67				$21.67	$20.50
Prior expiring base rent per square foot	$18.66				$18.66	$19.07
Percent increase	16.1%				16.1%	7.5%

New straight line base rent per square foot	$22.73				$22.73	$21.37
Prior straight line base rent per square foot	$18.14				$18.14	$18.87
Percent increase	25.3%				25.3%	13.2%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Consolidated Balance Sheets (dollars in thousands)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Assets
Rental property
Land	$141,577	$141,577	$141,576	$141,575	$142,822
Buildings	1,441,260	1,411,404	1,353,171	1,343,155	1,360,010
Construction in progress	2,590	23,233	58,952	39,883	19,557
Total rental property	1,585,427	1,576,214	1,553,699	1,524,613	1,522,389
Accumulated depreciation	(462,942)	(453,145)	(438,955)	(425,168)	(432,276)
Total rental property - net	1,122,485	1,123,069	1,114,744	1,099,445	1,090,113
Cash and cash equivalents	731	5,758	2,835	3,453	3,197
Rental property held for sale	—	723	424	1,921	—
Investments in unconsolidated joint ventures	5,861	6,386	7,064	7,570	8,151
Deferred lease and intangible costs, net	28,090	29,317	29,381	30,966	32,978
Deferred debt origination costs, net	7,165	7,593	3,984	4,158	2,577
Prepaids and other assets	53,912	44,088	39,127	31,627	31,889
Total assets	$1,218,244	$1,216,934	$1,197,559	$1,179,140	$1,168,905
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$554,670	$554,616	$554,515	$554,415	$256,412
Unsecured term loan	—	—	—	—	235,000
Unsecured lines of credit	166,300	160,000	54,800	50,800	93,400
Total debt	720,970	714,616	609,315	605,215	584,812
Construction trade payables	30,984	31,831	31,051	30,829	22,381
Accounts payable & accruals	33,503	31,594	40,060	22,747	28,544
Other liabilities	16,409	16,998	17,084	17,286	25,657
Total liabilities	801,866	795,039	697,510	676,077	661,394
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	—	—	75,000	75,000	75,000
Common shares	813	810	810	810	810
Paid in capital	606,121	604,359	600,408	598,865	597,563
Accumulated distributions in excess of net income	(246,372)	(240,024)	(233,387)	(229,298)	(217,076)
Accum. other comprehensive income (loss)	1,754	1,784	1,828	1,884	(5,169)
Total Tanger Factory Outlet Centers, Inc. equity	362,316	366,929	444,659	447,261	451,128
Noncontrolling interest	54,062	54,966	55,390	55,802	56,383
Total equity	416,378	421,895	500,049	503,063	507,511
Total liabilities and equity	$1,218,244	$1,216,934	$1,197,559	$1,179,140	$1,168,905

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	3/31/11	3/31/10
Revenues
Base rentals	$46,219	$46,654	$44,857	$43,968	$43,497	$46,219	$43,497
Percentage rentals	1,391	3,651	1,910	1,048	1,305	1,391	1,305
Expense reimbursements	21,205	22,540	20,139	18,429	19,519	21,205	19,519
Other income	1,924	2,648	2,567	1,850	1,721	1,924	1,721
Total revenues	70,739	75,493	69,473	65,295	66,042	70,739	66,042
Expenses
Property operating	24,108	26,223	22,567	21,758	22,349	24,108	22,349
General & administrative	6,767	6,721	6,403	5,963	5,466	6,767	5,466
Acquisition costs	567	83	—	—	—	567	—
Abandoned development costs	158	—	—	365	—	158	—
Impairment charge	—	—	—	—	735	—	735
Depreciation and amortization	17,965	17,651	16,805	17,109	26,474	17,965	26,474
Total expenses	49,565	50,678	45,775	45,195	55,024	49,565	55,024
Operating income	21,174	24,815	23,698	20,100	11,018	21,174	11,018
Interest expense	(10,325)	(9,454)	(8,767)	(7,951)	(7,948)	(10,325)	(7,948)
Gain (loss) on early extinguishment of debt	—	—	—	(563)	—	—	—
Loss on termination of derivatives	—	—	—	(6,142)	—	—	—
Income before equity in earnings (losses) of unconsolidated joint ventures	10,849	15,361	14,931	5,444	3,070	10,849	3,070
Equity in earnings (losses) of unconsolidated joint ventures	(32)	(270)	(75)	(51)	(68)	(32)	(68)
Income from continuing operations	10,817	15,091	14,856	5,393	3,002	10,817	3,002
Discontinued operations	—	5	(103)	(1)	1	—	1
Net income	10,817	15,096	14,753	5,392	3,003	10,817	3,003
Noncontrolling interest	(1,419)	(1,507)	(1,754)	(524)	(210)	(1,419)	(210)
Net income attributable to the Company	9,398	13,589	12,999	4,868	2,793	9,398	2,793
Less applicable preferred share dividends	—	(1,078)	(1,406)	(1,407)	(1,406)	—	(1,406)
Less original issuance costs related to redeemed preferred shares	—	(2,539)	—	—	—	—	—
Allocation to participating securities	(192)	(144)	(142)	(143)	(169)	(192)	(169)
Net income available to common shareholders	$9,206	$9,828	$11,451	$3,318	$1,218	$9,206	$1,218

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

	Three Months Ended					YTD
	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	3/31/11	3/31/10
Basic earnings per common share:
Income from continuing operations	$0.11	$0.12	$0.14	$0.04	$0.02	$0.11	$0.02
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.11	$0.12	$0.14	$0.04	$0.02	$0.11	$0.02
Diluted earnings per common share:
Income from continuing operations	$0.11	$0.12	$0.14	$0.04	$0.02	$0.11	$0.02
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.11	$0.12	$0.14	$0.04	$0.02	$0.11	$0.02
Weighted average common shares:
Basic	80,353	80,256	80,225	80,206	80,060	80,353	80,060
Diluted	80,552	80,445	80,402	80,343	80,236	80,552	80,236

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	3/31/11	3/31/10
Funds from operations:
Net income	$10,817	$15,096	$14,753	$5,392	$3,003	$10,817	$3,003
Adjusted for -
Depreciation and amortization uniquely significant to real estate - wholly-owned discontinued operations	—	—	—	34	53	—	53
Depreciation and amortization uniquely significant to real estate - wholly-owned	17,807	17,508	16,675	16,984	26,359	17,807	26,359
Depreciation and amortization uniquely significant to real estate - joint ventures	1,306	1,312	1,289	1,280	1,265	1,306	1,265
Funds from operations	29,930	33,916	32,717	23,690	30,680	29,930	30,680
Preferred share dividends	—	(1,078)	(1,406)	(1,407)	(1,406)	—	(1,406)
Original issuance costs related to redeemed preferred shares	—	(2,539)	—	—	—	—	—
Allocation to participating securities	(310)	(242)	(247)	(177)	(268)	(310)	(268)
Funds from operations available to common shareholders	$29,620	$30,057	$31,064	$22,106	$29,006	$29,620	$29,006
Funds from operations per share	$0.32	$0.32	$0.34	$0.24	$0.31	$0.32	$0.31
Funds available for distribution to common shareholders:
Funds from operations	$29,620	$30,057	$31,064	$22,106	$29,006	$29,620	$29,006
Adjusted for -
Original issuance costs related to redeemed preferred shares	—	2,539	—	—	—	—	—
Corporate depreciation excluded above	158	143	130	125	115	158	115
Amortization of finance costs	466	370	259	315	342	466	342
Amortization of net debt discount (premium)	23	(372)	(21)	4	214	23	214
Gain (loss) on early extinguishment of debt	—	—	—	563	—	—	—
Loss on termination of derivatives	—	—	—	6,142	—	—	—
Impairment charge	—	—	—	111	735	—	735
Amortization of share-based compensation	1,798	1,515	1,437	1,363	1,140	1,798	1,140
Straight line rent adjustment	(793)	(506)	(767)	(669)	(734)	(793)	(734)
Market rent adjustment	(155)	(374)	(195)	(216)	(165)	(155)	(165)
2nd generation tenant allowances	(2,443)	(5,145)	(4,797)	(1,328)	(1,721)	(2,443)	(1,721)
Capital improvements	(1,598)	(2,480)	(2,531)	(1,309)	(1,600)	(1,598)	(1,600)
Funds available for distribution	$27,076	$25,747	$24,579	$27,207	$27,332	$27,076	$27,332
Funds available for distribution per share	$0.29	$0.28	$0.27	$0.29	$0.3	$0.29	$0.30
Dividends paid per share	$0.1938	$0.1938	$0.1938	$0.1938	$0.1913	$0.1938	$0.1913
FFO payout ratio	61%	61%	58%	81%	61%	61%	61%
FAD payout ratio	67%	69%	72%	67%	64%	67%	64%
Diluted weighted average common shs.	92,685	92,578	92,535	92,476	92,369	92,685	92,369

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Tanger's Share as of 3/31/11
Assets
Investment properties at cost - net	$285,332	$283,902	$287,365	$289,587	$292,105	$100,032
Cash and cash equivalents	14,697	13,838	10,966	9,020	6,937	5,590
Deferred lease costs, net	3,011	2,563	2,707	2,862	3,005	1,049
Deferred debt origination costs, net	1,172	1,427	1,681	1,937	2,192	413
Other assets	7,349	6,291	6,511	6,697	5,878	2,622
Total assets	$311,561	$308,021	$309,230	$310,103	$310,117	$109,706

Liabilities & Owners' Equity
Mortgage payable	$294,034	$294,034	$294,034	$294,034	$292,468	$102,136
Construction trade payables	4,710	341	1,213	878	1,845	1,596
Accounts payable & other liabilities	4,281	4,810	3,729	3,991	3,568	1,596
Total liabilities	303,025	299,185	298,976	298,903	297,881	105,328
Owners' equity	8,536	8,836	10,254	11,200	12,236	4,378
Total liabilities & owners' equity	$311,561	$308,021	$309,230	$310,103	$310,117	$109,706
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	3/31/11	3/31/10
Revenues	$9,562	$9,691	$9,632	$9,261	$9,274	$9,562	$9,274
Expenses
Property operating	4,101	5,187	4,575	4,200	4,210	4,101	4,210
General & administrative	187	(11)	107	72	287	187	287
Depreciation & amortization	3,611	3,635	3,567	3,546	3,497	3,611	3,497
Total expenses	7,899	8,811	8,249	7,818	7,994	7,899	7,994
Operating income	1,663	880	1,383	1,443	1,280	1,663	1,280
Interest expense	1,803	1,785	1,771	1,717	1,674	1,803	1,674
Net loss	$(140)	$(905)	$(388)	$(274)	$(394)	$(140)	$(394)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,912	$1,676	$1,842	$1,842	$1,791	$1,912	$1,791
Net income (loss)	$(32)	$(270)	$(75)	$(51)	$(68)	$(32)	$(68)
Depreciation (real estate related)	$1,306	$1,312	$1,289	$1,280	$1,265	$1,306	$1,265

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Unconsolidated Joint Venture Information - Wisconsin Dells
Summary Balance Sheets (dollars in thousands)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Tanger's Share as of 3/31/11
Assets
Investment properties at cost - net	$29,528	$29,968	$30,430	$31,004	$31,541	$14,764
Cash and cash equivalents	4,095	4,253	3,901	3,702	4,050	2,048
Deferred lease costs, net	269	210	239	286	305	135
Deferred debt origination costs, net	134	153	172	191	210	67
Other assets	781	723	594	602	626	391
Total assets	$34,807	$35,307	$35,336	$35,785	$36,732	$17,405

Liabilities & Owners' Equity
Mortgage payable	$24,750	$24,750	$24,750	$24,750	$25,250	$12,375
Construction trade payables	158	106	—	46	58	79
Accounts payable & other liabilities	954	1,030	734	844	906	478
Total liabilities	25,862	25,886	25,484	25,640	26,214	12,932
Owners' equity	8,945	9,421	9,852	10,145	10,518	4,473
Total liabilities & owners' equity	$34,807	$35,307	$35,336	$35,785	$36,732	$17,405
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	3/31/11	3/31/10
Revenues	$1,801	$1,793	$1,822	$1,715	$1,923	$1,801	$1,923
Expenses
Property operating	805	770	665	643	716	805	716
General & administrative	22	5	2	3	9	22	9
Depreciation & amortization	626	619	618	615	613	626	613
Total expenses	1,453	1,394	1,285	1,261	1,338	1,453	1,338
Operating income	348	399	537	454	585	348	585
Interest expense	225	229	230	227	225	225	225
Net income	$123	$170	$307	$227	$360	$123	$360
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$487	$509	$578	$534	$599	$487	$599
Net income	$70	$92	$163	$124	$188	$70	$188
Depreciation (real estate related)	$304	$302	$300	$297	$298	$304	$298

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Unconsolidated Joint Venture Information - Deer Park
Summary Balance Sheets (dollars in thousands)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Tanger's Share as of 3/31/11
Assets
Investment properties at cost - net	$255,804	$253,934	$256,935	$258,583	$260,413	$85,268
Cash and cash equivalents	10,552	9,585	7,065	5,318	2,865	3,517
Deferred lease costs, net	2,742	2,352	2,468	2,576	2,699	914
Deferred debt origination costs, net	1,038	1,275	1,509	1,746	1,983	346
Prepaids and other assets	6,318	5,568	5,917	6,095	5,252	2,106
Total assets	$276,454	$272,714	$273,894	$274,318	$273,212	$92,151

Liabilities & Owners' Equity
Mortgage payable	$269,284	$269,284	$269,284	$269,284	$267,218	$89,761
Construction trade payables	4,552	235	1,213	832	1,785	1,517
Accounts payable & other liabilities	3,277	3,780	2,995	3,147	2,662	1,093
Total liabilities	277,113	273,299	273,492	273,263	271,665	92,371
Owners' equity	(659)	(585)	402	1,055	1,547	(220)
Total liabilities & owners' equity	$276,454	$272,714	$273,894	$274,318	$273,212	$92,151
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	3/31/11	3/31/10
Revenues	$7,761	$7,898	$7,810	$7,546	$7,351	$7,761	$7,351
Expenses
Property operating	3,296	4,417	3,910	3,557	3,494	3,296	3,494
General & administrative	115	(16)	105	69	278	115	278
Depreciation & amortization	2,985	3,016	2,949	2,931	2,884	2,985	2,884
Total expenses	6,396	7,417	6,964	6,557	6,656	6,396	6,656
Operating income	1,365	481	846	989	695	1,365	695
Interest expense	1,578	1,556	1,541	1,490	1,449	1,578	1,449
Net loss	$(213)	$(1,075)	$(695)	$(501)	$(754)	$(213)	$(754)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,450	$1,167	$1,264	$1,308	$1,192	$1,450	$1,192
Net loss	$(77)	$(364)	$(238)	$(172)	$(258)	$(77)	$(258)
Depreciation (real estate related)	$1,001	$1,012	$989	$983	$967	$1,001	$967

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2011
	Principal Balance	Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$166,300	Libor + 1.90%	11/29/2013
2015 Senior unsecured notes	250,000	6.15%	11/15/2015
2026 Senior unsecured exchangeable notes (2)	7,160	3.75%	8/18/2011
2020 Senior unsecured notes	300,000	6.125%	6/1/2020
Net debt discounts	(2,490)
Total consolidated debt	$720,970
Tanger's share of unconsolidated JV debt:
Wisconsin Dells (3)	12,375	Libor + 3.00%	12/18/2012
Deer Park (4)	89,761	Libor + 1.375 - 3.50%	5/17/2011
Total Tanger's share of unconsolidated JV debt	$102,136

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $385.0 million and a separate cash management line of credit with a borrowing capacity of $15.0 million with one of the participants in the syndication. Both lines expire on November 29, 2013. Facility fees of 40 basis points annually are charged in arrears based on the amount of the commitment.

(2)
On January 1, 2009, we retrospectively adopted new guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This new guidance required us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006. As a result of this adoption, the bonds were recorded with a debt discount based on a market interest rate of 6.11%. At March 31, 2011, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $62,000. Our exchangeable notes issued during 2006 mature in 2026. They are displayed in the above table with a 2011 maturity date as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events. In addition, because our Common Share price exceeded the "Exchange Trigger Price", as defined in the supplemental indenture, holders of the notes may presently exercise their exchange rights. See Footnote 1 on page 19.

(3)	In December 2009, we closed on the refinancing of the Tanger Wisconsin Dells mortgage loan. The new loan has a term of three years with an interest rate of LIBOR plus 300 basis points.

(4)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option. The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points. As of March 31, 2011, the outstanding principal balances of the senior and mezzanine loans were $252.0 million and $15.0 million, respectively, and $17.0 million was available for funding of additional construction draw requests under the senior loan facility. In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009. The derivative contract puts a cap of 4% on the LIBOR index and expires on April 1, 2011. In June 2008, the joint venture entered into an interest-only mortgage loan agreement for a warehouse adjacent to the property with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011. As of March 31, 2011, the outstanding principal balance under the warehouse mortgage was $2.3 million.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2011
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2011 (1)	$7,160	$89,761	$96,921
2012	—	12,375	12,375
2013	166,300	—	166,300
2014	—	—	—
2015	250,000	—	250,000
2016	—	—	—
2017	—	—	—
2018	—	—	—
2019	—	—	—
2020 & thereafter	300,000	—	300,000
	$723,460	$102,136	$825,596
Net Discount on Debt	(2,490)	—	(2,490)
	$720,970	$102,136	$823,106
Senior Unsecured Notes Financial Covenants (2)

As of March 31, 2011
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	42%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	—%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	238%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.6	Yes

(1)
Included in this amount is $7.2 million which represents our exchangeable, senior unsecured notes issued in August 2006. On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess. Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events. In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon. The notes are shown with a 2011 maturity as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.

For the quarters ending March 31, 2011 and June 30, 2011, note holders could, and presently may, exercise their exchange rights as a result of our Common Share price exceeding the "Exchange Trigger Price" as defined in the supplement indenture for the notes.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 856-6021
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/11